Exhibit 99

OFG Bancorp Reports 3Q26 Results
SAN JUAN, Puerto Rico, October 21, 2026 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the third quarter ended September 30, 2026. EPS diluted of $1.33 compared to $1.39 in 2Q26 and $1.16 in 3Q25. Total core revenues of $185.7 million compared to $190.3 million in 2Q26 and $184.0 million in 3Q25.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “We delivered another strong quarter, with year-over-year increases of 14.7% in EPS and 1.0% in core revenues. Our results reflect continued momentum in commercial loan growth, stable credit quality and core deposit balances, disciplined expense management, and healthy profitability. We also repurchased $13.5 million of common shares, reinforcing our commitment to creating long-term shareholder value.”
“At the same time, we continue advancing our digital bank with a human touch strategy. Customers are embracing Oriental’s digital tools and value-added services while our Libre+, Elite, and My Biz accounts are attracting new clients and helping our bankers deepen existing relationships.”
“Puerto Rico’s economy remains stable, supported by a healthy labor market and ongoing expansion by local and mainland businesses.”
3Q26 Highlights
Performance Metrics: Net interest margin of 5.23%, return on average assets of 1.86%, return on average tangible common stockholders’ equity of 17.06%, and efficiency ratio of 51.83%.
Total Interest Income of $195.7 million compared to $197.2 million in 2Q26 and $200.1 million in 3Q25. 3Q26 decreased $1.4 million sequentially, primarily reflecting the absence of $4.1 million from three paid in full commercial loans in 2Q26, partially offset by higher average balances of loans and cash, higher yields in cash and the investment portfolio, and $1.6 million from one additional business day.
Total Interest Expense of $42.2 million compared to $39.9 million in 2Q26 and $45.4 million in 3Q25. 3Q26 increased $2.3 million sequentially, primarily reflecting higher average balances of deposits at a higher cost and $0.4 million from one additional business day.
Total Banking & Financial Service Revenues of $32.2 million compared to $33.0 million in 2Q26 and $29.3 million in 3Q25. 3Q26 decreased $0.8 million sequentially, reflecting the absence of $1.1 million in insurance and annuity fees in wealth management in 2Q26 and lower mortgage banking revenues, partially offset by higher banking service revenues.
Pre-Provision Net Revenues of $89.9 million compared to $87.5 million in 2Q26 and $89.6 million in 3Q25.
Total Provision for Credit Losses of $18.1 million compared to $13.0 million in 2Q26 and $28.3 million in 3Q25. 3Q26 primarily reflected $17.5 million for increased loan volume and $1.3 million due to seasonal adjustment for auto delinquency, while 2Q26 included $14.7 million for increased loan volume and $1.9 million in commercial loan recoveries.

Credit Quality: The early and total delinquency rates of 2.65% and 3.91% both increased sequentially from 2Q26 due to seasonal trends, but declined year over year compared to 3Q25. At the same time, the 3Q26 net charge off and nonperforming loan rates of 0.70% and 0.74% both declined compared to both 2Q26 and 3Q25.
Total Non-Interest Expense of $96.3 million compared to $102.8 million in 2Q26 and $96.5 million in 3Q25. 3Q26 primarily reflected the absence of $5.8 million in business related operational charges in 2Q26.
Income Tax Expense was $15.2 million compared to $15.7 million in 2Q26 and $9.5 million in 3Q25. 3Q26 reflected an anticipated ETR of 22.53% for the year.
Loans Held for Investment (EOP) of $8.45 billion compared to $8.30 billion in 2Q26 and $8.12 billion in 3Q25. 3Q26 balances grew $150.9 million or 1.8% sequentially, reflecting increases in Puerto Rico commercial and consumer loans, more than offsetting declines in other categories. Year over year, loans are up 4.1%.
New Loan Production of $693.8 million compared to $755.0 million in 2Q26 and $623.9 million in 3Q25. 3Q26 production decreased $61.2 million sequentially, reflecting decreases in Puerto Rico commercial, auto, and residential mortgage, partially offset by increases in U.S. commercial and Puerto Rico consumer loans.
Total Investments (EOP) of $2.72 billion compared to $2.70 billion in 2Q26 and $2.94 billion in 3Q25. 3Q26 primarily reflected purchases of $216.1 million of mortgage-backed securities toward the end of the quarter and $21.1 million of securitizations, partially offset by market value adjustments and MBS principal paydowns.
Customer Deposits (EOP) of $9.66 billion compared to $9.74 billion in 2Q26 and $9.82 billion in 3Q25. 3Q26 deposits decreased $79.9 million or 0.8% sequentially, reflecting decreases in demand and savings deposits, partially offset by an increase in time deposits.
Total Borrowings & Brokered Deposits (EOP) of $926.6 million compared to $795.5 million in 2Q26 and $746.4 million in 3Q25. 3Q26 total borrowings and brokered deposits increased $131.1 million sequentially for liquidity management purposes.
Cash & Cash Equivalents (EOP) of $566.8 million compared to $745.7 million in 2Q26 and $740.3 million in 3Q25. 3Q26 cash decreased $178.9 million sequentially primarily due to the above mentioned MBS purchase and loan growth.
Capital: CET1 ratio was 14.10% compared to 14.07% in 2Q26 and 14.13% in 3Q25. Tangible Common Equity ratio was 10.34% compared to 10.90% in 2Q26 and 10.55% in 3Q25. Tangible Book Value per share was $29.66 compared to $31.12 in 2Q26 and $28.92 in 3Q25. 3Q26 TBV declined sequentially primarily due to the change in accumulated other comprehensive loss.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 3Q26 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (785) 424-1789. Conference ID: OFGQ326. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended September 30, 2026, and the 3Q26 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

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Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2025, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 62nd year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Michael Wichman (michael.wichman@ofgbancorp.com) at (212) 532-3232
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OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2026 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2026	2026	2026	2025	2025
(Dollars in thousands, except per share data) (unaudited)		Q3	Q2	Q1	Q4	Q3
Statement of Operations
Net interest income		$153,570	$157,299	$153,813	$152,744	$154,724
Non-interest income, net (core)	(1)	32,178	32,984	31,988	32,627	29,256
Total core revenues	(2)	185,748	190,283	185,801	185,371	183,980
Non-interest expense		96,265	102,832	94,703	105,011	96,548
Pre-provision net revenues	(20)	89,949	87,490	91,277	79,309	89,629
Total provision for credit losses		18,140	13,006	22,483	31,889	28,258
Net income before income taxes		71,809	74,484	68,794	47,420	61,371
Income tax expense (benefit)		15,198	15,707	14,857	(8,473)	9,533
Net income available to common stockholders		56,611	58,777	53,937	55,893	51,838
Common Share Statistics
Earnings per common share - basic	(3)	$1.34	$1.39	$1.26	$1.28	$1.17
Earnings per common share - diluted	(4)	$1.33	$1.39	$1.26	$1.27	$1.16
Average common shares outstanding		42,191	42,261	42,786	43,649	44,430
Average common shares outstanding and equivalents		42,444	42,397	42,956	43,901	44,658
Cash dividends per common share		$0.35	$0.35	$0.35	$0.30	$0.30
Book value per common share (period end)		$31.83	$33.30	$32.35	$32.13	$31.07
Tangible book value per common share (period end)	(5)	$29.66	$31.12	$30.14	$29.96	$28.92
Balance Sheet (Average Balances)
Loans	(6)	$8,282,656	$8,245,654	$8,167,438	$8,117,032	$8,098,058
Interest-earning assets		11,648,826	11,582,521	11,633,354	11,827,933	11,715,599
Total assets		12,171,030	12,154,691	12,138,944	12,377,910	12,248,544
Core deposits		9,720,680	9,705,480	9,560,640	9,930,939	9,866,369
Total deposits		9,979,899	9,921,807	9,829,019	10,161,728	10,086,731
Interest-bearing deposits		7,223,019	7,172,785	7,171,589	7,541,276	7,498,818
Borrowings		581,461	579,724	660,300	555,820	548,832
Stockholders' equity		1,418,891	1,403,137	1,406,938	1,394,097	1,361,055
Performance Metrics
Net interest margin	(7)	5.23%	5.45%	5.36%	5.12%	5.24%
Return on average assets	(8)	1.86%	1.93%	1.78%	1.81%	1.69%
Return on average tangible common stockholders' equity	(9)	17.06%	17.94%	16.43%	17.20%	16.39%
Efficiency ratio	(10)	51.83%	54.04%	50.97%	56.65%	52.48%
Full-time equivalent employees, period end		2,156	2,185	2,181	2,185	2,217
Credit Quality Metrics
Allowance for credit losses		$191,829	$188,255	$203,956	$202,341	$197,782
Allowance as a % of loans held for investment		2.27%	2.27%	2.48%	2.47%	2.44%
Net charge-offs		$14,460	$28,791	$21,379	$26,873	$20,208
Net charge-off rate	(11)	0.70%	1.40%	1.05%	1.32%	1.00%
Early delinquency rate (30 - 89 days past due)		2.65%	2.51%	2.21%	2.80%	2.84%
Total delinquency rate (30 days and over)		3.91%	3.68%	3.40%	4.18%	4.06%
Capital Ratios (period end) (Non-GAAP)	(12)
Leverage ratio		11.44%	11.23%	10.88%	10.71%	10.75%
Common equity Tier 1 capital ratio		14.10%	14.07%	13.75%	13.97%	14.13%
Tier 1 risk-based capital ratio		14.10%	14.07%	13.75%	13.97%	14.13%
Total risk-based capital ratio		15.36%	15.33%	15.01%	15.24%	15.39%
Tangible common equity ("TCE") ratio		10.34%	10.90%	10.66%	10.47%	10.55%

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		Nine-month period ended September 30,
(Dollars in thousands, except per share data) (unaudited)		2026	2025
Statement of Operations
Net interest income		$464,682	$455,723
Non-interest income, net (core)	(1)	97,150	88,714
Total core revenues	(2)	561,832	544,437
Non-interest expense		293,800	284,802
Pre-provision net revenues	(21)	268,716	262,321
Total provision for credit losses		53,629	75,624
Net income before income taxes		215,087	186,697
Income tax expense		45,762	37,487
Net income available to common stockholders		169,325	149,210
Common Share Statistics
Earnings per common share - basic	(3)	$3.99	$3.33
Earnings per common share - diluted	(4)	$3.97	$3.31
Average common shares outstanding		42,410	44,857
Average common shares outstanding and equivalents		42,620	45,056
Cash dividends per common share		$1.05	$0.90
Book value per common share (period end)		$31.83	$31.07
Tangible book value per common share (period end)	(5)	$29.66	$28.92
Balance Sheet (Average Balances)
Loans	(6)	$8,232,338	$7,950,053
Interest-earning assets		11,621,623	11,446,863
Total assets		12,155,006	11,957,028
Core deposits		9,662,855	9,743,039
Total deposits		9,910,797	9,945,348
Interest-bearing deposits		7,189,320	7,374,668
Borrowings		606,873	451,469
Stockholders' equity		1,409,699	1,323,866
Performance Metrics
Net interest margin	(7)	5.35%	5.32%
Return on average assets	(8)	1.86%	1.66%
Return on average tangible common stockholders' equity	(9)	17.14%	16.22%
Efficiency ratio	(10)	52.29%	52.31%
Full-time equivalent employees, period end		2,156	2,217
Credit Quality Metrics
Allowance for credit losses		$191,829	$197,782
Allowance as a % of loans held for investment		2.27%	2.44%
Net charge-offs		$64,630	$53,362
Net charge-off rate	(11)	1.05%	0.89%
Early delinquency rate (30 - 89 days past due)		2.65%	2.84%
Total delinquency rate (30 days and over)		3.91%	4.06%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands) (unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Interest income:
Loans
Non-PCD loans	$147,994	$146,862	$142,211	$144,385	$146,665
PCD loans	12,412	15,553	16,343	13,826	14,669
Total interest income from loans	160,406	162,415	158,554	158,211	161,334
Investment securities and cash	35,338	34,735	35,572	39,011	38,811
Total interest income	195,744	197,150	194,126	197,222	200,145
Interest expense:
Deposits
Core deposits	33,669	31,960	31,196	36,482	37,458
Brokered deposits	2,671	2,164	2,672	2,352	2,284
Total deposits	36,340	34,124	33,868	38,834	39,742
Borrowings	5,834	5,727	6,445	5,644	5,679
Total interest expense	42,174	39,851	40,313	44,478	45,421
Net interest income	153,570	157,299	153,813	152,744	154,724
Provision for credit losses, excluding PCD loans	17,137	14,825	22,942	33,643	27,591
Provision for (recapture of) credit losses on PCD loans	1,003	(1,819)	(459)	(1,754)	667
Total provision for credit losses	18,140	13,006	22,483	31,889	28,258
Net interest income after provision for credit losses	135,430	144,293	131,330	120,855	126,466
Non-interest income:
Banking service revenues	17,674	17,397	16,944	16,550	15,930
Wealth management revenues	9,367	9,727	8,913	11,378	9,014
Mortgage banking activities	5,137	5,860	6,131	4,699	4,312
Total banking and financial service revenues	32,178	32,984	31,988	32,627	29,256
Other income (loss), net	466	39	179	(1,051)	2,197
Total non-interest income, net	32,644	33,023	32,167	31,576	31,453
Non-interest expense:
Compensation and employee benefits	40,511	41,176	41,347	43,093	39,836
Occupancy, equipment and infrastructure costs	14,760	14,273	13,418	15,338	14,994
General and administrative expenses	40,898	47,859	40,052	46,371	42,239
Foreclosed real estate and other repossessed assets expense (income), net	96	(476)	(114)	209	(521)
Total non-interest expense	96,265	102,832	94,703	105,011	96,548
Income before income taxes	71,809	74,484	68,794	47,420	61,371
Income tax expense (benefit)	15,198	15,707	14,857	(8,473)	9,533
Net income available to common shareholders	$56,611	$58,777	$53,937	$55,893	$51,838

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands) (unaudited)	Nine-month period ended September 30,
	2026	2025
Interest income:
Loans
Non-PCD loans	$437,067	$426,152
PCD loans	44,308	45,577
Total interest income from loans	481,375	471,729
Investment securities and cash	105,645	111,985
Total interest income	587,020	583,714
Interest expense:
Deposits
Core deposits	96,825	107,632
Brokered deposits	7,507	6,281
Total deposits	104,332	113,913
Borrowings	18,006	14,078
Total interest expense	122,338	127,991
Net interest income	464,682	455,723
Provision for credit losses, excluding PCD loans	54,904	73,411
(Recapture of) provision for credit losses on PCD loans	(1,275)	2,213
Total provision for credit losses	53,629	75,624
Net interest income after provision for credit losses	411,053	380,099
Non-interest income:
Banking service revenues	52,015	47,893
Wealth management revenues	28,007	26,387
Mortgage banking activities	17,128	14,434
Total banking and financial service revenues	97,150	88,714
Other income, net	684	2,686
Total non-interest income, net	97,834	91,400
Non-interest expense:
Compensation and employee benefits	123,034	119,333
Occupancy, equipment and infrastructure costs	42,451	44,443
General and administrative expenses	128,809	120,209
Foreclosed real estate and other repossessed assets (income) expense, net	(494)	817
Total non-interest expense	293,800	284,802
Income before income taxes	215,087	186,697
Income tax expense	45,762	37,487
Net income available to common shareholders	$169,325	$149,210

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Cash and cash equivalents		$566,773	$745,706	$636,499	$1,040,335	$740,349
Investments:
Trading securities		22	23	24	23	21
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,397,434	2,370,468	2,457,541	2,508,730	2,564,831
US treasury securities		2,124	2,150	2,131	1,651	1,635
Other investment securities		500	500	500	501	503
Total investment securities available-for-sale		2,400,058	2,373,118	2,460,172	2,510,882	2,566,969
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		252,328	258,698	264,580	269,498	275,116
Other investment securities		—	—	—	—	35,000
Total investment securities held-to-maturity		252,328	258,698	264,580	269,498	310,116
Equity securities		64,727	64,817	63,682	62,738	61,906
Total investments		2,717,135	2,696,656	2,788,458	2,843,141	2,939,012
Loans, net		8,266,856	8,117,021	8,040,074	8,014,246	7,935,413
Other assets:
Prepaid expenses		30,921	25,687	17,050	20,415	150,461
Deferred tax asset, net		127,364	113,343	120,431	104,359	7,468
Foreclosed real estate and repossessed properties		6,296	5,870	6,347	5,947	8,025
Premises and equipment, net		96,538	95,601	92,731	93,554	100,760
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		6,898	7,884	8,869	9,854	11,086
Right of use assets		22,815	19,640	20,275	21,261	22,694
Servicing asset		68,542	67,867	67,228	66,333	67,437
Accounts receivable and other assets		150,100	175,056	165,700	161,971	162,866
Total assets		$12,144,479	$12,154,572	$12,047,903	$12,465,657	$12,229,812
Deposits:
Demand deposits		$4,751,226	$4,887,404	$5,347,977	$5,799,985	$5,791,959
Savings accounts		2,276,934	2,358,067	2,367,531	2,259,980	2,208,212
Time deposits		2,636,195	2,498,777	1,943,866	1,862,793	1,819,397
Brokered deposits		324,564	238,880	189,898	339,994	189,065
Total deposits		9,988,919	9,983,128	9,849,272	10,262,752	10,008,633
Borrowings:
Securities sold under agreements to repurchase		200,673	100,085	100,086	100,714	100,791
Advances from FHLB and other borrowings		401,361	456,530	456,581	456,590	456,530
Total borrowings		602,034	556,615	556,667	557,304	557,321
Other liabilities:
Acceptances outstanding		23,734	19,418	22,665	22,442	29,975
Lease liability		24,505	21,376	22,088	23,157	24,681
GNMA buy-back option program liability	(21)	58,692	52,938	54,358	56,492	46,716
Deferred tax liability, net		755	615	337	—	50,298
Accrued expenses and other liabilities		108,964	113,210	175,621	153,505	136,771
Total liabilities		10,807,603	10,747,300	10,681,008	11,075,652	10,854,395
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		643,653	642,019	640,656	642,973	641,350
Legal surplus		204,892	199,429	193,787	188,490	183,614
Retained earnings		1,013,210	976,946	938,349	904,630	866,826
Treasury stock, at cost		(445,597)	(432,061)	(432,209)	(389,067)	(348,957)
Accumulated other comprehensive loss, net		(139,167)	(38,946)	(33,573)	(16,906)	(27,301)
Total stockholders' equity		1,336,876	1,407,272	1,366,895	1,390,005	1,375,417
Total liabilities and stockholders' equity		$12,144,479	$12,154,572	$12,047,903	$12,465,657	$12,229,812

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$611,871	$604,990	$588,642	$582,563	$580,332
Mortgage GNMA buy-back option program	(21)	58,692	52,938	54,358	56,492	46,716
Commercial PR		2,859,805	2,679,280	2,611,166	2,586,305	2,469,925
Commercial US		862,850	871,454	871,640	829,975	831,731
Consumer		696,959	686,883	677,535	683,246	685,740
Auto		2,601,770	2,623,762	2,630,422	2,636,890	2,646,811
		7,691,947	7,519,307	7,433,763	7,375,471	7,261,255
Less: Allowance for credit losses		(187,165)	(184,747)	(200,111)	(198,239)	(189,701)
Total non-PCD loans held for investment, net		7,504,782	7,334,560	7,233,652	7,177,232	7,071,554

PCD:
Mortgage		689,095	709,278	730,629	751,291	772,808
Commercial PR		67,031	68,487	70,290	73,889	82,748
Consumer		263	316	306	302	337
Auto		63	66	75	89	119
		756,452	778,147	801,300	825,571	856,012
Less: Allowance for credit losses		(4,664)	(3,508)	(3,845)	(4,102)	(8,081)
Total PCD loans held for investment, net		751,788	774,639	797,455	821,469	847,931
Total loans held for investment		8,256,570	8,109,199	8,031,107	7,998,701	7,919,485
Mortgage loans held for sale		10,286	7,822	8,967	12,483	9,680
Other loans held for sale		—	—	—	3,062	6,248
Total loans, net		$8,266,856	$8,117,021	$8,040,074	$8,014,246	$7,935,413

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,300,966	$1,314,268	$1,319,271	$1,333,854	$1,353,140
Mortgage GNMA buy-back option program	(21)	58,692	52,938	54,358	56,492	46,716
Commercial PR		2,926,836	2,747,767	2,681,456	2,660,194	2,552,673
Commercial US		862,850	871,454	871,640	829,975	831,731
Consumer		697,222	687,199	677,841	683,548	686,077
Auto		2,601,833	2,623,828	2,630,497	2,636,979	2,646,930
		8,448,399	8,297,454	8,235,063	8,201,042	8,117,267
Less: Allowance for credit losses		(191,829)	(188,255)	(203,956)	(202,341)	(197,782)
Total loans held for investment, net		8,256,570	8,109,199	8,031,107	7,998,701	7,919,485
Mortgage loans held for sale		10,286	7,822	8,967	12,483	9,680
Other loans held for sale		—	—	—	3,062	6,248
Total loans, net		$8,266,856	$8,117,021	$8,040,074	$8,014,246	$7,935,413
OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Nine-month period ended September 30,
(Dollars in thousands) (unaudited)		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	2026	2025
Loan production	(13)
Mortgage		$49,805	$55,565	$41,948	$44,593	$42,392	$147,318	$134,981
Commercial PR		258,015	333,408	200,441	201,974	216,560	791,864	633,666
Commercial US		121,763	95,335	102,733	111,896	116,368	319,831	321,500
Consumer		87,708	82,287	68,481	68,204	76,027	238,476	220,643
Auto		176,534	188,440	195,256	178,928	172,558	560,230	655,724
Total		$693,825	$755,035	$608,859	$605,595	$623,905	$2,057,719	$1,966,514

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2026 Q3			2026 Q2			2026 Q1			2025 Q4			2025 Q3
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$644,029	$5,859	3.61%	$615,369	$5,493	3.58%	$660,529	$5,855	3.59%	$803,931	$7,898	3.90%	$784,978	$8,555	4.32%
Investment securities	2,722,141	29,479	4.33%	2,721,498	29,242	4.30%	2,805,387	29,717	4.24%	2,906,970	31,113	4.28%	2,832,563	30,256	4.27%
Loans held for investment
Non-PCD loans	7,519,777	147,994	7.81%	7,460,999	146,862	7.90%	7,356,900	142,211	7.84%	7,272,783	144,385	7.88%	7,228,920	146,665	8.05%
PCD loans	762,879	12,412	6.51%	784,655	15,553	7.93%	810,538	16,343	8.07%	844,249	13,826	6.55%	869,138	14,669	6.75%
Total loans	8,282,656	160,406	7.68%	8,245,654	162,415	7.90%	8,167,438	158,554	7.87%	8,117,032	158,211	7.73%	8,098,058	161,334	7.90%
Total interest-earning assets	$11,648,826	$195,744	6.67%	$11,582,521	$197,150	6.83%	$11,633,354	$194,126	6.77%	$11,827,933	$197,222	6.62%	$11,715,599	$200,145	6.78%

Interest bearing liabilities:
Deposits
NOW accounts	$2,076,510	$5,959	1.14%	$2,503,812	$8,786	1.41%	$2,711,262	$10,093	1.51%	$3,211,013	$14,976	1.85%	$3,208,598	$15,941	1.97%
Savings accounts	2,333,667	6,316	1.07%	2,345,584	6,281	1.07%	2,319,764	6,391	1.12%	2,258,856	6,450	1.13%	2,215,538	6,212	1.11%
Time deposits	2,553,623	20,639	3.21%	2,107,062	16,138	3.07%	1,872,184	13,957	3.02%	1,840,618	14,113	3.04%	1,854,320	14,362	3.07%
Brokered deposits	259,219	2,671	4.09%	216,327	2,164	4.01%	268,379	2,672	4.04%	230,789	2,352	4.04%	220,362	2,284	4.11%
	7,223,019	35,585	1.95%	7,172,785	33,369	1.87%	7,171,589	33,113	1.87%	7,541,276	37,891	1.99%	7,498,818	38,799	2.05%
Non-interest bearing deposit accounts	2,756,880	—	—	2,749,022	—	—	2,657,430	—	—	2,620,452	—	—	2,587,913	—	—
Fair value premium and core deposit intangible amortization	—	755	—	—	755	—	—	755	—	—	943	—	—	943	—
Total deposits	9,979,899	36,340	1.44%	9,921,807	34,124	1.38%	9,829,019	33,868	1.40%	10,161,728	38,834	1.52%	10,086,731	39,742	1.56%
Borrowings
Securities sold under agreements to repurchase	134,360	1,225	3.62%	122,685	1,074	3.51%	204,480	1,855	3.68%	100,000	951	3.77%	93,028	986	4.21%
Advances from FHLB and other borrowings	447,101	4,609	4.09%	457,039	4,653	4.08%	455,820	4,590	4.08%	455,820	4,693	4.08%	455,804	4,693	4.08%
Total borrowings	581,461	5,834	3.98%	579,724	5,727	3.96%	660,300	6,445	3.96%	555,820	5,644	4.03%	548,832	5,679	4.10%
Total liabilities	$10,561,360	$42,174	1.58%	$10,501,531	$39,851	1.52%	$10,489,319	$40,313	1.56%	$10,717,548	$44,478	1.65%	$10,635,563	$45,421	1.69%
Interest rate spread		$153,570	5.09%		$157,299	5.31%		$153,813	5.21%		$152,744	4.97%		$154,724	5.09%
Net interest margin			5.23%			5.45%			5.36%			5.12%			5.24%

Core deposits: (Non-GAAP)
NOW accounts	$2,076,510	$5,959	1.14%	$2,503,812	$8,786	1.41%	$2,711,262	$10,093	1.51%	$3,211,013	$14,976	1.85%	$3,208,598	$15,941	1.97%
Savings accounts	2,333,667	6,316	1.07%	2,345,584	6,281	1.07%	2,319,764	6,391	1.12%	2,258,856	6,450	1.13%	2,215,538	6,212	1.11%
Time deposits	2,553,623	20,639	3.21%	2,107,062	16,138	3.07%	1,872,184	13,957	3.02%	1,840,618	14,113	3.04%	1,854,320	14,362	3.07%
	6,963,800	32,914	1.88%	6,956,458	31,205	1.80%	6,903,210	30,441	1.79%	7,310,487	35,539	1.93%	7,278,456	36,515	1.99%
Non-interest bearing deposit accounts	2,756,880	—	—	2,749,022	—	—	2,657,430	—	—	2,620,452	—	—	2,587,913	—	—
Total core deposits	$9,720,680	$32,914	1.34%	$9,705,480	$31,205	1.29%	$9,560,640	$30,441	1.29%	$9,930,939	$35,539	1.42%	$9,866,369	$36,515	1.47%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$581,461	$5,834	3.98%	$579,724	$5,727	3.96%	$660,300	$6,445	3.96%	$555,820	$5,644	4.03%	$548,832	$5,679	4.10%
Brokered deposits	259,219	2,671	4.09%	216,327	2,164	4.01%	268,379	2,672	4.04%	230,789	2,352	4.04%	220,362	2,284	4.11%
Total borrowings and brokered deposits	$840,680	$8,505	4.01%	$796,051	$7,891	3.98%	$928,679	$9,117	3.98%	$786,609	$7,996	4.03%	$769,194	$7,963	4.11%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	Nine-month period ended September 30,
	2026			2025
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$639,915	$17,207	3.60%	$708,922	$22,949	4.33%
Investment securities	2,749,370	88,438	4.29%	2,787,888	89,036	4.26%
Loans held for investment
Non-PCD loans	7,446,489	437,067	7.85%	7,054,829	426,152	8.08%
PCD loans	785,849	44,308	7.52%	895,224	45,577	6.79%
Total loans	8,232,338	481,375	7.82%	7,950,053	471,729	7.93%
Total interest-earning assets	$11,621,623	$587,020	6.75%	$11,446,863	$583,714	6.82%

Interest bearing liabilities:
Deposits
NOW accounts	$2,428,203	$24,838	1.37%	$3,204,413	$46,288	1.93%
Savings accounts	2,333,056	18,988	1.09%	2,143,116	16,415	1.02%
Time deposits	2,180,119	50,735	3.11%	1,824,830	42,099	3.08%
Brokered deposits	247,942	7,507	4.05%	202,309	6,281	4.15%
	7,189,320	102,068	1.90%	7,374,668	111,083	2.01%
Non-interest bearing deposit accounts	2,721,477	—	—%	2,570,680	—	—%
Fair value premium and core deposit intangible amortization	—	2,264	—	—	2,830	—
Total deposits	9,910,797	104,332	1.41%	9,945,348	113,913	1.53%
Borrowings
Securities sold under agreements to repurchase	153,585	4,154	3.62%	55,800	1,816	4.35%
Advances from FHLB and other borrowings	453,288	13,852	4.09%	395,669	12,262	4.14%
Total borrowings	606,873	18,006	3.97%	451,469	14,078	4.17%
Total interest-bearing liabilities	$10,517,670	$122,338	1.56%	$10,396,817	$127,991	1.65%
Interest rate spread		$464,682	5.19%		$455,723	5.17%
Net interest margin			5.35%			5.32%

Core deposits: (Non-GAAP)
NOW accounts	$2,428,203	$24,838	1.37%	$3,204,413	$46,288	1.93%
Savings accounts	2,333,056	18,988	1.09%	2,143,116	16,415	1.02%
Time deposits	2,180,119	50,735	3.11%	1,824,830	42,099	3.08%
	6,941,378	94,561	1.82%	7,172,359	104,802	1.95%
Non-interest bearing deposit accounts	2,721,477	—	—%	2,570,680	—	—%
Total core deposits	$9,662,855	$94,561	1.31%	$9,743,039	$104,802	1.44%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$606,873	$18,006	3.97%	$451,469	$14,078	4.17%
Brokered deposits	247,942	7,507	4.05%	202,309	6,281	4.15%
Total borrowings and brokered deposits	$854,815	$25,513	3.99%	$653,778	$20,359	4.16%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2026	2026	2026	2025	2025
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$85	$—	$66	$—	$—
Recoveries	(187)	(265)	(193)	(91)	(171)
Total mortgage	(102)	(265)	(127)	(91)	(171)
Commercial PR:
Charge-offs	295	15,225	75	6,012	1,446
Recoveries	(169)	(173)	(52)	(1,275)	(922)
Total commercial PR	126	15,052	23	4,737	524
Commercial US:
Charge-offs	299	1,608	3,934	55	3,647
Recoveries	(1,137)	(55)	—	(44)	—
Total commercial US	(838)	1,553	3,934	11	3,647
Consumer:
Charge-offs	7,774	7,766	8,819	9,023	7,704
Recoveries	(1,104)	(1,112)	(1,068)	(964)	(896)
Total consumer	6,670	6,654	7,751	8,059	6,808
Auto:
Charge-offs	16,110	14,420	18,159	19,002	16,743
Recoveries	(7,353)	(7,141)	(8,159)	(7,070)	(7,108)
Total auto	8,757	7,279	10,000	11,932	9,635
Total	$14,613	$30,273	$21,581	$24,648	$20,443
PCD
Mortgage:
Charge-offs	$—	$—	$6	$—	$—
Recoveries	(100)	(78)	(167)	(239)	(281)
Total mortgage	(100)	(78)	(161)	(239)	(281)
Commercial PR:
Charge-offs	—	—	—	3,223	205
Recoveries	(15)	(1,380)	(21)	(734)	(118)
Total commercial PR	(15)	(1,380)	(21)	2,489	87
Consumer:
Charge-offs	—	—	—	—	—
Recoveries	(14)	(13)	(6)	(6)	(10)
Total consumer	(14)	(13)	(6)	(6)	(10)
Auto:
Charge-offs	—	—	—	6	2
Recoveries	(24)	(11)	(14)	(25)	(33)
Total auto	(24)	(11)	(14)	(19)	(31)
Total	$(153)	$(1,482)	$(202)	$2,225	$(235)

Total Net Charge-offs	$14,460	$28,791	$21,379	$26,873	$20,208
Net Charge-off Rates
Mortgage	(0.06)%	(0.10)%	(0.09)%	(0.10)%	(0.13)%
Commercial PR	0.02%	2.01%	—%	1.11%	0.10%
Commercial US	(0.39)%	0.71%	1.85%	0.01%	1.74%
Consumer	3.73%	3.78%	4.40%	4.55%	3.85%
Auto	1.34%	1.11%	1.52%	1.81%	1.45%
Total	0.70%	1.40%	1.05%	1.32%	1.00%
Average Loans Held For Investment
Mortgage	$1,301,792	$1,313,065	$1,322,249	$1,341,058	$1,361,765
Commercial PR	2,793,499	2,726,998	2,654,345	2,596,971	2,536,829
Commercial US	859,828	876,561	849,850	834,224	836,527
Consumer	714,478	702,519	704,872	707,401	705,945
Auto	2,613,059	2,626,511	2,636,122	2,637,378	2,656,992
Total	$8,282,656	$8,245,654	$8,167,438	$8,117,032	$8,098,058

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2026	2026	2026	2025	2025
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Early Delinquency (30 - 89 days past due)
Mortgage		$10,224	$11,258	$8,287	$10,709	$11,474
Commercial		3,678	6,308	4,309	2,004	9,423
Consumer		14,969	13,410	13,615	15,341	15,000
Auto		175,187	157,876	138,020	178,100	170,075
Total		$204,058	$188,852	$164,231	$206,154	$205,972
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.52%	1.71%	1.29%	1.68%	1.83%
Commercial		0.10%	0.18%	0.12%	0.06%	0.29%
Consumer		2.15%	1.95%	2.01%	2.25%	2.19%
Auto		6.73%	6.02%	5.25%	6.75%	6.43%
Total		2.65%	2.51%	2.21%	2.80%	2.84%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$20,861	$21,430	$20,192	$22,246	$22,657
GNMA's buy-back option program	(21)	58,692	52,938	54,358	56,492	46,716
Total mortgage		79,553	74,368	74,550	78,738	69,373
Commercial		10,284	12,777	8,052	11,534	20,592
Consumer		18,661	17,139	17,343	19,519	18,942
Auto		191,992	172,395	152,912	198,779	185,964
Total		$300,490	$276,679	$252,857	$308,570	$294,871
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.11%	3.26%	3.14%	3.48%	3.61%
GNMA's buy-back option program	(21)	8.75%	8.05%	8.45%	8.84%	7.45%
Total mortgage		11.86%	11.30%	11.59%	12.32%	11.06%
Commercial		0.28%	0.36%	0.23%	0.34%	0.62%
Consumer		2.68%	2.50%	2.56%	2.86%	2.76%
Auto		7.38%	6.57%	5.81%	7.54%	7.03%
Total		3.91%	3.68%	3.40%	4.18%	4.06%
Nonperforming Assets	(14)
Mortgage		$15,860	$16,238	$17,921	$17,400	$17,426
Commercial		25,700	32,474	84,004	87,253	53,428
Consumer		3,740	3,798	3,837	4,378	4,194
Auto		16,919	14,580	14,934	20,750	15,962
Total nonperforming loans		62,219	67,090	120,696	129,781	91,010
Foreclosed real estate		1,615	1,675	2,037	2,490	3,160
Other repossessed assets		4,681	4,195	4,310	3,457	4,865
Total nonperforming assets		$68,515	$72,960	$127,043	$135,728	$99,035
Nonperforming Loan Rates
Mortgage		2.37%	2.47%	2.79%	2.72%	2.78%
Commercial		0.69%	0.91%	2.41%	2.55%	1.62%
Consumer		0.54%	0.55%	0.57%	0.64%	0.61%
Auto		0.65%	0.56%	0.57%	0.79%	0.60%
Total loans		0.81%	0.89%	1.62%	1.76%	1.25%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2026	2026	2026	2025	2025
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Nonperforming PCD Loans	(14)
Mortgage		$217	$221	$224	$227	$230
Commercial		—	—	24	55	7,803
Total nonperforming loans		$217	$221	$248	$282	$8,033
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		0.00%	0.00%	0.03%	0.07%	9.43%
Total		0.03%	0.03%	0.03%	0.03%	0.94%
Total PCD Loans Held for Investment
Mortgage		$689,095	$709,278	$730,629	$751,291	$772,808
Commercial		67,031	68,487	70,290	73,889	82,748
Consumer		263	316	306	302	337
Auto		63	66	75	89	119
Total loans		$756,452	$778,147	$801,300	$825,571	$856,012

Total Nonperforming Loans	(14)
Mortgage		$16,077	$16,459	$18,145	$17,627	$17,656
Commercial		25,700	32,474	84,028	87,308	61,231
Consumer		3,740	3,798	3,837	4,378	4,194
Auto		16,919	14,580	14,934	20,750	15,962
Total nonperforming loans		$62,436	$67,311	$120,944	$130,063	$99,043
Total Nonperforming Loan Rates
Mortgage		1.18%	1.20%	1.32%	1.27%	1.26%
Commercial		0.68%	0.90%	2.36%	2.50%	1.81%
Consumer		0.54%	0.55%	0.57%	0.64%	0.61%
Auto		0.65%	0.56%	0.57%	0.79%	0.60%
Total		0.74%	0.81%	1.47%	1.59%	1.22%
Total Loans Held for Investment
Mortgage		$1,359,658	$1,367,206	$1,373,629	$1,390,346	$1,399,856
Commercial		3,789,686	3,619,221	3,553,096	3,490,169	3,384,404
Consumer		697,222	687,199	677,841	683,548	686,077
Auto		2,601,833	2,623,828	2,630,497	2,636,979	2,646,930
Total loans		$8,448,399	$8,297,454	$8,235,063	$8,201,042	$8,117,267
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended September 30, 2026
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$6,314	$52,707	$33,757	$91,969	$184,747
(Recapture of) provision for credit losses	(3)	(421)	7,383	10,072	17,031
Charge-offs	(85)	(594)	(7,774)	(16,110)	(24,563)
Recoveries	187	1,306	1,104	7,353	9,950
Balance at end of period	$6,413	$52,998	$34,470	$93,284	$187,165

Allowance for credit losses PCD:
Balance at beginning of period	$3,143	$354	$10	$1	$3,508
(Recapture of) provision for credit losses	(255)	1,298	(16)	(24)	1,003
Charge-offs	—	—	—	—	—
Recoveries	100	15	14	24	153
Balance at end of period	$2,988	$1,667	$8	$1	$4,664

Allowance for credit losses summary:
Balance at beginning of period	$9,457	$53,061	$33,767	$91,970	$188,255
(Recapture of) provision for credit losses	(258)	877	7,367	10,048	18,034
Charge-offs	(85)	(594)	(7,774)	(16,110)	(24,563)
Recoveries	287	1,321	1,118	7,377	10,103
Balance at end of period	$9,401	$54,665	$34,478	$93,285	$191,829
Allowance coverage ratio	0.69%	1.44%	4.95%	3.59%	2.27%

) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2026	2026	2026	2025	2025
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,336,876	$1,407,272	$1,366,895	$1,390,005	$1,375,417
Less: Intangible assets	(91,139)	(92,124)	(93,110)	(94,096)	(95,327)
Tangible common equity (Non-GAAP)	$1,245,737	$1,315,148	$1,273,785	$1,295,909	$1,280,090

Common shares outstanding at end of period	42,005	42,265	42,257	43,257	44,265
Tangible book value per common share (Non-GAAP)	$29.66	$31.12	$30.14	$29.96	$28.92
Total Assets to Non-GAAP Tangible Assets
Total assets	$12,144,479	$12,154,572	$12,047,903	$12,465,657	$12,229,812
Less: Intangible assets	(91,139)	(92,124)	(93,110)	(94,096)	(95,327)
Tangible assets (Non-GAAP)	$12,053,340	$12,062,448	$11,954,793	$12,371,561	$12,134,485
Non-GAAP TCE Ratio
Tangible common equity	$1,245,737	$1,315,148	$1,273,785	$1,295,909	$1,280,090
Tangible assets	12,053,340	12,062,448	11,954,793	12,371,561	12,134,485
TCE ratio	10.34%	10.90%	10.66%	10.47%	10.55%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,418,891	$1,403,137	$1,406,938	$1,394,097	$1,361,055
Less: Average intangible assets	(91,489)	(92,471)	(93,460)	(94,528)	(95,756)
Average tangible common equity (Non-GAAP)	$1,327,402	$1,310,666	$1,313,478	$1,299,569	$1,265,299

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2026	2026	2026	2025	2025
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,390,580	$1,359,866	$1,312,874	$1,318,632	$1,313,558
Tier 1 capital		1,390,580	1,359,866	1,312,874	1,318,632	1,313,558
Total risk-based capital	(15)	1,514,680	1,481,504	1,433,271	1,437,595	1,430,713
Risk-weighted assets		9,863,708	9,666,852	9,550,860	9,436,010	9,298,556
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.10%	14.07%	13.75%	13.97%	14.13%
Tier 1 risk-based capital ratio	(17)	14.10%	14.07%	13.75%	13.97%	14.13%
Total risk-based capital ratio	(18)	15.36%	15.33%	15.01%	15.24%	15.39%
Leverage ratio	(19)	11.44%	11.23%	10.88%	10.71%	10.75%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,336,876	$1,407,272	$1,366,895	$1,390,005	$1,375,417
Plus: Unrealized losses on available-for-sale securities, net of income tax		139,167	38,946	33,573	16,906	27,301
Total adjusted stockholders’equity		1,476,043	1,446,218	1,400,468	1,406,911	1,402,718
Less: Disallowed goodwill, net		(79,132)	(79,321)	(79,764)	(79,700)	(79,889)
Disallowed other intangible assets, net		(6,331)	(7,031)	(7,729)	(8,429)	(9,271)
Disallowed deferred tax assets, net		—	—	(101)	(150)	—
Common equity Tier 1 capital and Tier 1 capital		1,390,580	1,359,866	1,312,874	1,318,632	1,313,558
Plus Tier 2 capital: Qualifying allowance for credit losses		124,100	121,638	120,397	118,963	117,155
Total risk-based capital		$1,514,680	$1,481,504	$1,433,271	$1,437,595	$1,430,713

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(21)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.